UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2017

ABV Consulting, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-198567	46-3997344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1101-1102, 11/F, Railway Plaza 39 Chatham Road S. Tsim Sha Tsui, Kowloon, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (852) 3758-2226

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant's Certifying Accountant

Resignation of Current Independent Registered Public Accounting Firm

On October 16, 2017, the board of directors of ABV Consulting, Inc. (“ABVN” or the “Company”) accepted the resignation of Anthony Kam & Associates Ltd. (“AKAM”), as the Company’s independent registered public accounting firm.

The reports of AKAM on the financial statements of the Company for the past two fiscal years ended December 31, 2016 and 2015, the subsequent interim periods thereto, and through October 16, 2017, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of providing a qualification as to the Company’s ability to continue as a going concern in the Company's financial statements for the fiscal year ended December 31, 2016, and the subsequent interim periods thereto.

The decision to accept the resignation of AKAM and to engage a new independent registered public accounting firm (as described below in this Item 4.01. Changes in Registrant’s Certifying Accountant) was approved by the Company’s board of directors.

During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through October 16, 2017, the date of AKAM’s resignation, (a) the Company and AKAM had no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AKAM, would have caused AKAM to make reference to the matter in their reports, and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

On October 16, 2017 the Company provided AKAM with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of New Independent Registered Public Accounting Firm

On October 16, 2017, the Company’s board of directors approved the engagement of HKCMCPA Company Limited (“HKCMCPA”) as our new independent registered public accounting firm to audit and review the Company’s financial statements.

During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through October 16, 2017, the engagement date of HKCMCPA, neither the Company, nor someone on its behalf, has consulted HKCMCPA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that HKCMCPA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

16.1	Letter from Anthony Kam & Associates Ltd., Certified Public Accountants dated October 16, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABV Consulting, Inc.

Date: October 20, 2017	By:	/s/ Wai Lim Wong
Wai Lim Wong,
President and Chief Executive Officer

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